UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00919
Van Kampen Equity and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/08

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity and Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of December 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Value Index, and the Barclays Capital U.S. Government/Credit Index from 12/31/98 through 12/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/3/60		since 5/1/92		since 7/6/93		since 10/1/02	since 12/22/04
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	10.08%	9.94%	8.63%	8.63%	7.83%	7.83%	4.51%	–1.11%

10-year	4.30	3.69	3.66	3.66	3.53	3.53	N/A	N/A

5-year	1.04	–0.14	0.49	0.25	0.28	0.28	0.79	N/A

1-year	–24.78	–29.11	–24.78	–28.42	–25.33	–26.06	–24.89	–24.60

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class R Shares are available for purchase by investors through or in taxexempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Lehman Brother’s U.S. Government/Credit Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Government/Credit Index as of November 3, 2008. The Barclays Capital U.S. Government/Credit Index includes securities in the Government and Credit Indices. The Government Index consists of securities issued by the U.S. government and its agencies. The Credit Index consists of publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Indexes do not include any expenses, fees or sales charges, which would lower performance. The Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended December 31, 2008

Market Conditions

In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Economic woes further dampened investor sentiment. The official declaration that the U.S. economy had been in recession since December 2007 was hardly surprising to investors and consumers alike, as consumers have been pulling back spending for more than a year in response to falling real estate values, rising unemployment and lack of access to credit.

Against this backdrop, all sectors of the stock market posted substantial declines for the 12-month period. Large-capitalization value stocks (in which the Fund primarily invests) lost considerable value, but growth stocks and all other market capitalization ranges showed similarly negative returns.

The bond market performed better than the stock market for the period. Treasuries outperformed all segments of the bond market, owing to the flight to quality during the year, while investment-grade corporates finished the year in negative territory. The high-yield segment was among the weakest groups; however, by design, the Fund does not invest in high-yield securities.

Performance Analysis

All share classes of Van Kampen Equity and Income Fund outperformed the Russell 1000® Value Index (“the Russell Index”) and underperformed the Barclays Capital U.S. Government/Credit Index (“the Barclays Index”) for the 12 months ended December 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended December 31, 2008

						Barclays Capital
					Russell 1000®	U.S. Government/
Class A	Class B	Class C	Class R	Class I	Value Index	Credit Index

-24.78%	-24.78%	-25.33%	-24.89%	-24.60%	-36.85%	5.70%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Fund, on a relative basis the Fund lost less value than the Index. Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Fund had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower subprime mortgage exposure, and in property and casualty insurance. An overweight position in the consumer staples sector was another positive relative contributor, due to a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy. Stock selection in the materials sector helped the Fund sidestep some of the sector’s volatility. The Fund avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

In contrast, the Fund’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Russell Index. Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

In the fixed income portfolio, the primary detractor from the Fund’s relative performance was an allocation to non-agency mortgage securities, which are not represented in the Barclays Index. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured this segment of the market, causing valuations to decline. By year end, the Fund’s exposure to non-agency mortgages was eliminated from the portfolio.

The Fund’s yield curve positioning also detracted from relative performance. Our yield curve strategy involved the use of Treasury futures and zero-coupon swap contracts. In the fourth quarter of the year, the performance of the swap contracts waned, hindering the performance of the overall position.

The portfolio maintained an underweight corporate credit position for most of the reporting period, which boosted performance as credit spreads widened significantly during the period, causing prices to decline. Additionally, an underweight to commercial mortgage-backed securities (CMBS) was extremely helpful as CMBS spreads rose by a staggering amount in the fourth quarter. An underweight allocation to agency debentures further enhanced performance as spreads in the sector continued to widen.

Finally, the Fund’s convertible securities exposure slightly detracted from performance during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 12/31/08 (Unaudited)

JPMorgan Chase & Co.	3.1%
Marsh & McLennan Cos., Inc.	2.2
Time Warner, Inc.	1.9
Unilever NV	1.8
American Electric Power Co., Inc.	1.7
United States Treasury Bonds	1.7
Schering-Plough Corp.	1.7
Cadbury PLC—ADR	1.6
Verizon Communications, Inc.	1.5
Bayer AG—ADR	1.5

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)

United States Treasury Obligations	9.3%
Pharmaceuticals	8.6
Integrated Oil & Gas	5.3
Other Diversified Financial Services	4.6
Packaged Foods & Meats	4.0
Electric Utilities	3.9
Movies & Entertainment	3.1
Property & Casualty Insurance	3.1
Regional Banks	2.5
Insurance Brokers	2.2
Industrial Conglomerates	2.0
Aerospace & Defense	1.9
Health Care Equipment	1.9
Mortgage Backed Security	1.7
Biotechnology	1.6
Integrated Telecommunication Services	1.5
Diversified Chemicals	1.5
Communications Equipment	1.4
Broadcasting & Cable TV	1.4
Banking	1.4
Hypermarkets & Super Centers	1.3
Technology	1.2
Home Improvement Retail	1.2
Internet Software & Services	1.2
Oil & Gas Exploration & Production	1.0
Household Products	1.0
Computer Hardware	1.0
Health Care	0.9
Gold	0.9
Thrifts & Mortgage Finance	0.8
Semiconductors	0.8
Investment Banking & Brokerage	0.8
Tobacco	0.8
Airlines	0.7
Consumer Electronics	0.7
Wireline	0.7
Electric	0.7
Asset Backed Security	0.6
Soft Drinks	0.6
Brokerage	0.6
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)
(continued from previous page)

Personal Products	0.6
Diversified Banks	0.6
Health Care Services	0.5
Food/Beverage	0.4
Diversified Manufacturing	0.4
Health Care Distributors	0.4
Entertainment	0.4
Noncaptive—Consumer Finance	0.4
Semiconductor Equipment	0.4
Oil & Gas Equipment & Services	0.4
Media—Cable	0.4
Department Stores	0.4
Media—Noncable	0.4
Human Resource & Employment Services	0.4
Photographic Products	0.3
Paper Packaging	0.3
Restaurants	0.3
Motorcycle Manufacturers	0.3
Retailers	0.3
Foreign Government Obligations	0.3
Data Processing & Outsourced Services	0.3
Agricultural Products	0.3
Life Insurance	0.2
Oil & Gas Storage & Transportation	0.2
Computer Storage & Peripherals	0.2
Investment Company	0.2
Integrated Energy	0.2
Housewares & Specialties	0.2
Railroads	0.2
Oil Field Services	0.2
Adjustable Rate Mortgage Backed Security	0.2
Environmental & Facilities Services	0.2
Auto Parts & Equipment	0.2
Pipelines	0.2
Office Services & Supplies	0.2
Consumer Products	0.2
Independent Energy	0.1
Health Care Facilities	0.1
Systems Software	0.1
Diversified Metals & Mining	0.1
Noncaptive—Diversified Finance	0.1
Advertising	0.1
Metals	0.1
Construction Machinery	0.1
Automotive	0.1
Wireless	0.1
Supermarkets	0.1
Refining	0.0	*
Other Utilities	0.0	*
Financial	0.0	*
Chemicals	0.0	*
(continued on next page)

Summary of Investments by Industry Classification as of 12/31/08 (Unaudited)
(continued from previous page)

Lodging	0.0	*
Environmental	0.0	*
Collateralized Mortgage Obligation	0.0	*

Total Long-Term Investments	92.8
Purchased Option	0.1
Total Short-Term Investments	8.4

Total Investments	101.3
Liabilities In Excess of Other Assets	(1.3)
Written Option	0.0	*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/08 - 12/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/08	12/31/08	7/1/08-12/31/08

Class A
Actual	$1,000.00	$830.40	$3.73
Hypothetical	1,000.00	1,021.06	4.12
(5% annual return before expenses)

Class B
Actual	1,000.00	830.01	3.73
Hypothetical	1,000.00	1,021.06	4.12
(5% annual return before expenses)

Class C
Actual	1,000.00	827.65	6.71
Hypothetical	1,000.00	1,017.80	7.41
(5% annual return before expenses)

Class R
Actual	1,000.00	830.02	4.88
Hypothetical	1,000.00	1,019.81	5.38
(5% annual return before expenses)

Class I
Actual	1,000.00	831.43	2.58
Hypothetical	1,000.00	1,022.32	2.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81%, 0.81%, 1.46%, 1.06% and 0.56% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008

Description	Shares	Value

Common Stocks 58.9%
Aerospace & Defense 1.4%
Raytheon Co.	3,302,000	$168,534,080

Airlines 0.4%
Continental Airlines, Inc., Class B (a)	2,458,100	44,393,286

Auto Parts & Equipment 0.2%
Autoliv, Inc.	893,958	19,184,339

Broadcasting & Cable TV 1.2%
Comcast Corp., Class A	8,179,700	138,073,336

Communications Equipment 1.0%
Alcatel-Lucent—ADR (France) (a)	12,481,600	26,835,440
Cisco Systems, Inc. (a)	5,556,500	90,570,950

		117,406,390

Computer Hardware 1.0%
Hewlett-Packard Co.	3,089,400	112,114,326

Computer Storage & Peripherals 0.1%
EMC Corp. (a)	1,468,900	15,379,383

Consumer Electronics 0.7%
Sony Corp.—ADR (Japan)	3,750,700	82,027,809

Department Stores 0.4%
Macy’s, Inc.	4,407,600	45,618,660

Diversified Banks 0.6%
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	2,331,600	14,479,236
Mizuho Financial Group, Inc.—ADR (Japan)	4,807,700	27,740,429
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,827	25,241,169

		67,460,834

Diversified Chemicals 1.5%
Bayer AG—ADR (Germany)	3,116,700	179,316,529

Electric Utilities 3.4%
American Electric Power Co., Inc.	6,070,300	202,019,584
Entergy Corp.	999,766	83,110,547
FirstEnergy Corp.	2,416,500	117,393,570

		402,523,701

Gold 0.9%
Newmont Mining Corp.	2,566,600	104,460,620

Health Care Distributors 0.4%
Cardinal Health, Inc.	1,479,700	51,005,259

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Shares	Value

Health Care Equipment 1.3%
Boston Scientific Corp. (a)	7,301,200	$56,511,288
Covidien Ltd. (Bermuda)	2,475,350	89,706,684

		146,217,972

Home Improvement Retail 1.2%
Home Depot, Inc.	6,110,300	140,659,106

Household Products 1.0%
Kimberly-Clark Corp.	618,600	32,624,964
Procter & Gamble Co.	1,316,600	81,392,212

		114,017,176

Human Resource & Employment Services 0.4%
Manpower, Inc.	789,400	26,831,706
Robert Half International, Inc.	724,600	15,086,172

		41,917,878

Hypermarkets & Super Centers 1.3%
Wal-Mart Stores, Inc.	2,739,500	153,576,370

Industrial Conglomerates 1.6%
General Electric Co.	5,069,300	82,122,660
Siemens AG—ADR (Germany)	944,900	71,576,175
Tyco International Ltd. (Bermuda)	1,784,150	38,537,640

		192,236,475

Insurance Brokers 2.2%
Marsh & McLennan Cos., Inc.	10,448,800	253,592,376

Integrated Oil & Gas 5.3%
BP PLC—ADR (United Kingdom)	1,687,600	78,878,424
ConocoPhillips	884,600	45,822,280
Exxon Mobil Corp.	2,020,200	161,272,566
Hess Corp.	601,100	32,243,004
Occidental Petroleum Corp.	2,587,800	155,242,122
Royal Dutch Shell PLC—ADR (United Kingdom)	2,725,500	144,287,970

		617,746,366

Integrated Telecommunication Services 1.5%
Verizon Communications, Inc.	5,331,512	180,738,257

Internet Software & Services 0.9%
eBay, Inc. (a)	7,829,400	109,298,424

Investment Banking & Brokerage 0.8%
Charles Schwab Corp.	5,755,140	93,060,614

Motorcycle Manufacturers 0.3%
Harley-Davidson, Inc.	2,002,800	33,987,516

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Shares	Value

Movies & Entertainment 3.1%
Time Warner, Inc.	21,637,300	$217,671,238
Viacom, Inc., Class B (a)	7,923,000	151,012,380

		368,683,618

Oil & Gas Equipment & Services 0.4%
Schlumberger Ltd. (Netherlands Antilles)	1,138,600	48,196,938

Oil & Gas Exploration & Production 1.0%
Anadarko Petroleum Corp.	1,492,200	57,524,310
Devon Energy Corp.	965,100	63,416,721

		120,941,031

Other Diversified Financial Services 4.1%
Bank of America Corp.	8,170,680	115,043,174
JPMorgan Chase & Co.	11,501,545	362,643,714

		477,686,888

Packaged Foods & Meats 4.0%
Cadbury PLC—ADR (United Kingdom)	5,233,258	182,234,603
Kraft Foods, Inc., Class A	2,738,614	73,531,786
Unilever NV (Netherlands)	8,819,200	216,511,360

		472,277,749

Personal Products 0.6%
Estee Lauder Cos., Inc., Class A	2,258,500	69,923,160

Pharmaceuticals 7.1%
Abbott Laboratories	2,957,700	157,852,449
Bristol-Myers Squibb Co.	6,640,900	154,400,925
Novartis AG—ADR (Switzerland)	2,367,000	117,781,920
Roche Holdings AG—ADR (Switzerland)	1,709,800	130,522,199
Schering-Plough Corp.	11,673,218	198,794,903
Wyeth, Inc.	2,134,000	80,046,340

		839,398,736

Property & Casualty Insurance 2.7%
Chubb Corp.	3,061,316	156,127,116
Travelers Cos., Inc.	3,573,049	161,501,815

		317,628,931

Regional Banks 2.2%
KeyCorp.	4,973,765	42,376,478
PNC Financial Services Group, Inc.	2,667,800	130,722,200
SunTrust Banks, Inc.	2,899,500	85,651,230

		258,749,908

Restaurants 0.3%
Starbucks Corp. (a)	4,166,536	39,415,430

Semiconductor Equipment 0.4%
ASML Holding N.V. (Netherlands)	2,678,100	48,393,267

Semiconductors 0.6%
Intel Corp.	4,728,300	69,316,878

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Shares	Value

Soft Drinks 0.6%
Coca-Cola Co.	1,618,600	$73,274,022

Systems Software 0.1%
Symantec Corp. (a)	1,074,580	14,528,322

Tobacco 0.7%
Philip Morris International, Inc.	1,743,800	75,872,738

Total Common Stocks 58.9%		6,918,834,698

Convertible Preferred Stocks 2.8%
Agricultural Products 0.2%
Archer-Daniels-Midland Co.	800,000	30,320,000

Communications Equipment 0.3%
Lucent Technologies Capital Trust I	105,100	34,183,775

Diversified Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold, Inc.	20,825	12,942,737

Health Care Facilities 0.1%
HEALTHSOUTH Corp., Ser A (b)	27,000	11,380,500
HEALTHSOUTH Corp., Ser A	8,620	3,633,330

		15,013,830

Health Care Services 0.2%
Omnicare Capital Trust II	600,000	21,975,000

Housewares & Specialties 0.2%
Newell Financial Trust I	822,300	21,585,375

Office Services & Supplies 0.1%
Avery Dennison Corp.	529,725	18,143,081

Oil & Gas Storage & Transportation 0.2%
El Paso Energy Capital Trust I	875,900	22,609,169

Other Diversified Financial Services 0.6%
Bank of America Corp., Ser L	105,480	68,720,220

Pharmaceuticals 0.5%
Schering-Plough Corp.	327,520	57,090,830

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Shares	Value

Regional Banks 0.3%
KeyCorp, Ser A	427,098	$30,554,591

Total Convertible Preferred Stocks 2.8%		333,138,608

Investment Companies 0.2%
SPDR KBW Regional Banking ETF	753,113	21,960,775

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 9.5% Airlines 0.0%
$3,409	America West Airlines, Inc., Class G	7.100%	04/02/21	$2,113,807

	Automotive 0.1%
3,730	DaimlerChrysler NA Holding Corp.	7.750	01/18/11	3,376,605
1,500	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	1,099,058
4,575	Harley-Davidson Funding Corp., Ser C (b)	6.800	06/15/18	2,472,293

				6,947,956

	Banking 1.4%
22,365	Bank of America Corp., Ser L	5.650	05/01/18	22,538,150
7,305	Bank of America Corp.	5.750	12/01/17	7,306,191
6,220	Bank of New York Mellon Corp.	4.500	04/01/13	6,190,604
4,410	Bank of New York Mellon Corp.	5.125	08/27/13	4,510,923
7,145	Citigroup, Inc.	5.875	05/29/37	7,164,170
11,285	Citigroup, Inc.	6.125	11/21/17	11,423,309
8,000	Citigroup, Inc.	6.125	05/15/18	8,103,280
2,739	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	2,491,096
2,440	Credit Suisse New York (Switzerland)	5.000	05/15/13	2,350,591
8,310	HBOS PLC (United Kingdom) (b)	6.750	05/21/18	7,325,772
17,720	JPMorgan Chase & Co.	4.750	05/01/13	17,502,416
1,220	JPMorgan Chase & Co.	6.000	01/15/18	1,289,988
5,480	JPMorgan Chase & Co.	6.750	02/01/11	5,620,644
5,730	Popular North America, Inc.	5.650	04/15/09	5,677,169
15,235	Sovereign Bancorp (c)	1.727	03/23/10	13,531,651
5,100	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	4,693,010
22,620	Wachovia Capital Trust III (d)	5.800	03/15/42	13,351,681
4,345	Wachovia Corp.	5.500	05/01/13	4,300,590
13,835	Wells Fargo & Co.	5.625	12/11/17	14,459,055

				159,830,290

	Brokerage 0.6%
6,300	Bear Stearns Co., Inc.	6.400	10/02/17	6,557,765
8,615	Bear Stearns Co., Inc.	7.250	02/01/18	9,456,677
6,675	Credit Suisse New York (Switzerland)	6.000	02/15/18	6,140,252

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Brokerage (Continued)
$18,965	Goldman Sachs Group, Inc.	6.150%	04/01/18	$18,256,126
14,230	Goldman Sachs Group, Inc.	6.750	10/01/37	11,584,942
17,275	Merrill Lynch & Co., Inc.	6.875	04/25/18	18,101,177

				70,096,939

	Chemicals 0.0%
3,830	E.I. Du Pont de Nemours & Co.	6.000	07/15/18	4,029,903
1,540	Monsanto Co.	5.125	04/15/18	1,618,783

				5,648,686

	Construction Machinery 0.1%
2,185	Caterpillar Financial Services Corp.	4.900	08/15/13	2,049,914
5,220	John Deere Capital Corp.	5.750	09/10/18	5,089,871

				7,139,785

	Consumer Products 0.2%
8,900	Proctor & Gamble Co.	4.600	01/15/14	9,336,785
8,775	Philips Electronics NV (Netherlands)	5.750	03/11/18	8,098,886

				17,435,671

	Diversified Manufacturing 0.4%
7,815	Brascan Corp. (Canada)	7.125	06/15/12	4,806,225
4,900	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	2,033,500
5,380	Cooper Industries, Inc.	5.250	11/15/12	5,439,137
28,535	General Electric Co.	5.250	12/06/17	28,498,047
5,770	Honeywell International, Inc.	5.300	03/01/18	5,897,621
5,315	Parker Hannifin Corp.	5.500	05/15/18	5,147,631

				51,822,161

	Electric 0.7%
2,585	Alabama Power Co.	5.800	11/15/13	2,693,164
7,100	Carolina Power & Light Co.	5.125	09/15/13	7,129,699
700	Consumers Energy Co., Ser F	4.000	05/15/10	682,051
610	Consumers Energy Co., Ser N	4.400	08/15/09	605,152
4,300	Consumers Energy Co., Ser H	4.800	02/17/09	4,291,207
4,885	Detroit Edison Co.	6.125	10/01/10	4,915,214
4,625	Entergy Gulf States, Inc. (c)	2.602	12/01/09	4,455,623
12,780	E.ON International Finance BV (Netherlands) (b)	5.800	04/30/18	11,969,914
1,830	Georgia Power Co.	6.000	11/01/13	1,925,592
1,330	Indianapolis Power & Light Co. (b)	6.300	07/01/13	1,367,954
4,500	NiSource Finance Corp. (c)	2.723	11/23/09	4,055,585
4,450	NiSource Finance Corp.	6.800	01/15/19	2,802,303
4,650	Ohio Edison Co.	6.400	07/15/16	4,180,643
9,035	Ohio Power Co., Ser K	6.000	06/01/16	8,657,193
3,650	Peco Energy Co.	5.350	03/01/18	3,490,641
3,530	PPL Energy Supply LLC	6.300	07/15/13	3,271,512
3,120	Public Service Co. of Colorado	6.500	08/01/38	3,493,005
1,255	Public Service Electric & Gas	5.000	01/01/13	1,225,274

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$4,135	Union Electric Co.	6.700%	02/01/19	$3,774,391
2,435	Virginia Electric & Power Co.	8.875	11/15/38	3,091,065

				78,077,182

	Electric Utilities 0.0%
2,420	CenterPoint Energy Resources Corp.	6.250	02/01/37	1,712,862
1,805	CenterPoint Energy Resources Corp., Ser B	7.875	04/01/13	1,673,417

				3,386,279

	Environmental 0.0%
1,855	Waste Management, Inc.	7.375	08/01/10	1,880,525

	Financial 0.0%
6,035	NYSE Euronext	4.800	06/28/13	5,859,478

	Food/Beverage 0.4%
5,850	Archer-Daniels-Midland Co.	5.450	03/15/18	5,768,539
2,385	ConAgra Foods, Inc.	7.000	10/01/28	2,345,869
4,915	ConAgra Foods, Inc.	8.250	09/15/30	5,404,446
6,315	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	6,734,133
5,425	Dr. Pepper Snapple Group, Inc. (b)	6.820	05/01/18	5,360,057
8,345	FBG Finance Ltd. (Australia) (b)	5.125	06/15/15	6,887,638
4,280	General Mills, Inc.	5.250	08/15/13	4,310,161
6,745	Kraft Foods, Inc.	6.125	08/23/18	6,661,666
1,100	Kraft Foods, Inc.	6.750	02/19/14	1,142,770
7,175	Yum! Brands, Inc.	8.875	04/15/11	7,271,159

				51,886,438

	Health Care 0.2%
1,715	Baxter International, Inc.	5.375	06/01/18	1,796,109
6,335	Covidien International Finance SA (Luxembourg)	6.000	10/15/17	6,260,038
5,100	Medco Health Solutions, Inc.	7.125	03/15/18	4,720,575
5,745	UnitedHealth Group, Inc.	6.000	02/15/18	5,309,563
2,250	WellPoint, Inc.	4.250	12/15/09	2,164,235

				20,250,520

	Independent Energy 0.1%
3,990	Devon Financing Corp. ULC (Canada)	7.875	09/30/31	4,405,574
6,345	Questar Market Resources, Inc.	6.800	04/01/18	6,115,470
7,760	XTO Energy, Inc.	5.500	06/15/18	7,037,482

				17,558,526

	Integrated Energy 0.2%
10,305	ConocoPhillips	5.200	05/15/18	10,047,396
3,100	Marathon Oil Corp.	5.900	03/15/18	2,593,367
5,739	Marathon Oil Corp.	6.000	10/01/17	4,901,427
5,035	Petro-Canada (Canada)	6.050	05/15/18	4,156,700

				21,698,890

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Life Insurance 0.2%
$5,000	American General Corp.	7.500%	08/11/10	$3,978,425
730	John Hancock Global Funding II (b)	7.900	07/02/10	753,501
5,410	MetLife, Inc., Ser A	6.817	08/15/18	5,161,367
3,155	Nationwide Financial Services, Inc.	6.250	11/15/11	2,956,897
4,865	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	3,162,338
3,395	Prudential Financial, Inc.	6.625	12/01/37	2,320,493
11,365	Xlliac Global Funding (b)	4.800	08/10/10	7,957,193

				26,290,214

	Lodging 0.0%
5,195	Starwood Hotels & Resorts Worldwide, Inc.	6.750	05/15/18	2,861,333

	Media—Cable 0.4%
5,750	Comcast Cable Communications, Inc.	7.125	06/15/13	5,654,171
9,235	Comcast Corp.	5.700	05/15/18	8,675,987
10,000	Cox Communications, Inc.	7.250	11/15/15	9,724,450
7,755	Time Warner Cable, Inc.	6.750	07/01/18	7,479,364
5,375	Time Warner Cable, Inc.	8.750	02/14/19	5,854,369
9,475	Time Warner, Inc.	5.875	11/15/16	8,507,129

				45,895,470

	Media—Noncable 0.2%
4,525	Grupo Televisa SA (Mexico)	6.000	05/15/18	3,827,697
3,555	Pearson Dollar Finance Two PLC (United Kingdom) (b)	6.250	05/06/18	3,000,484
9,755	Viacom, Inc.	6.875	04/30/36	7,729,618
8,605	Vivendi (France) (b)	6.625	04/04/18	6,955,413

				21,513,212

	Metals 0.1%
6,705	ArcelorMittal (Luxembourg)	6.125	06/01/18	4,598,644
4,040	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	2,966,786

				7,565,430

	Noncaptive—Consumer Finance 0.4%
9,815	American Express Credit Corp., Ser C	7.300	08/20/13	10,056,321
100	American General Finance Corp.	4.625	09/01/10	50,675
21,960	General Electric Capital Corp.	5.625	05/01/18	22,158,980
1,340	Household Finance Corp.	5.875	02/01/09	1,339,732
6,316	Household Finance Corp.	6.375	10/15/11	6,217,887
1,925	Household Finance Corp.	8.000	07/15/10	1,957,710
740	HSBC Finance Corp.	5.500	01/19/16	703,783
7,060	HSBC Finance Corp.	6.750	05/15/11	7,033,186

				49,518,274

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Noncaptive—Diversified Finance 0.1%
$2,420	General Electric Capital Corp.	4.750%	09/15/14	$2,375,307
10,165	Nationwide Building Society (United Kingdom) (b)	4.250	02/01/10	10,062,639

				12,437,946

	Oil Field Services 0.0%
4,235	Weatherford International Ltd. (Bermuda)	6.000	03/15/18	3,562,342

	Other Utilities 0.0%
9,205	Plains All American Pipeline LP	6.700	05/15/36	6,106,643

	Pharmaceuticals 0.4%
8,355	Amgen, Inc.	5.850	06/01/17	8,642,847
5,855	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	6,232,917
6,695	Biogen Idec, Inc.	6.875	03/01/18	6,552,289
10,290	Bristol-Myers Squibb Co.	5.450	05/01/18	10,673,508
9,405	GlaxoSmithKline Capital, Inc.	5.650	05/15/18	9,896,317
3,745	Wyeth	5.450	04/01/17	3,820,578
1,255	Wyeth	5.500	02/15/16	1,279,814

				47,098,270

	Pipelines 0.2%
3,075	Consolidated Natural Gas Co., Ser C	6.250	11/01/11	3,092,620
2,625	Equitable Resources, Inc.	6.500	04/01/18	2,456,060
4,170	Kinder Morgan Energy Partners, LP	5.950	02/15/18	3,564,916
4,610	Texas Eastern Transmission LP	7.000	07/15/32	4,273,355
5,410	TransCanada Pipelines Ltd. (Canada)	6.500	08/15/18	5,316,883

				18,703,834

	Property & Casualty Insurance 0.4%
4,940	Ace INA Holdings, Inc.	5.600	05/15/15	4,490,307
19,170	AIG SunAmerica Global Financing VI (b)	6.300	05/10/11	16,492,219
11,475	Berkshire Hathaway Finance Corp.	5.400	05/15/18	11,817,357
6,590	Catlin Insurance Co. Ltd. (Bermuda) (b) (d)	7.249	12/31/49	2,623,940
1,265	Chubb Corp.	5.750	05/15/18	1,216,768
10,171	Farmers Exchange Capital (b)	7.050	07/15/28	6,239,339
2,790	Farmers Insurance Exchange Surplus (b)	8.625	05/01/24	1,867,710
4,135	Travelers Cos., Inc.	5.800	05/15/18	3,990,477
5,240	Two-Rock Pass Through Trust (Bermuda) (b) (c)	3.230	02/11/49	111,350

				48,849,467

	Railroads 0.2%
7,255	Burlington Northern Santa Fe Corp.	6.125	03/15/09	7,271,484
1,480	Canadian National Railway Co. (Canada)	5.550	05/15/18	1,480,420

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Railroads (Continued)
$5,000	CSX Corp.	6.750%	03/15/11	$4,982,820
5,985	Union Pacific Corp.	7.875	01/15/19	6,849,599

				20,584,323

	Refining 0.0%
6,275	Valero Energy Corp.	3.500	04/01/09	6,232,763

	Retailers 0.3%
2,240	CVS Caremark Corp.	5.750	08/15/11	2,249,090
1,715	CVS Caremark Corp.	5.750	06/01/17	1,617,248
7,968	CVS Lease Pass-Through Trust (b)	6.036	12/10/28	4,857,543
2,890	Federated Department Stores, Inc.	6.300	04/01/09	2,818,591
7,350	Home Depot, Inc.	5.400	03/01/16	6,587,114
3,160	Walgreen Co.	4.875	08/01/13	3,257,676
9,240	Wal-Mart Stores, Inc.	4.250	04/15/13	9,519,797

				30,907,059

	Supermarkets 0.1%
1,575	Delhaize America, Inc.	9.000	04/15/31	1,596,667
1,032	Kroger Co.	6.400	08/15/17	1,042,442
3,700	Kroger Co., Ser B	7.250	06/01/09	3,739,276

				6,378,385

	Technology 0.3%
4,665	Dell, Inc.	5.650	04/15/18	4,182,718
2,605	Hewlett-Packard Co.	5.500	03/01/18	2,633,728
5,800	IBM Corp.	7.625	10/15/18	6,967,778
5,985	KLA Instruments Corp.	6.900	05/01/18	4,533,757
4,720	LG Electronics, Inc. (South Korea) (b)	5.000	06/17/10	4,193,578
8,795	Oracle Corp.	5.750	04/15/18	9,215,832
4,845	Xerox Corp.	6.350	05/15/18	3,795,457

				35,522,848

	Thrifts & Mortgage Finance 0.9%
11,400	Federal Home Loan Bank	5.000	11/17/17	13,093,926
1,650	Federal Home Loan Mortgage Corp.	5.125	11/17/17	1,915,259
43,190	Federal Home Loan Mortgage Corp.	5.500	08/23/17	51,024,407
9,000	Federal National Mortgage Association	5.000	05/11/17	10,279,773
20,605	Federal National Mortgage Association	5.375	06/12/17	24,114,876

				100,428,241

	Tobacco 0.1%
4,715	BAT International Finance PLC (United Kingdom) (b)	9.500	11/15/18	5,249,846
8,795	Philip Morris International, Inc.	5.650	05/16/18	8,734,446

				13,984,292

	Wireless 0.1%
6,855	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	6,469,434

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireline 0.7%
$253	AT&T Corp.	7.300%	11/15/11	$263,027
4,680	AT&T Corp.	8.000	11/15/31	5,895,962
15,495	AT&T, Inc.	6.300	01/15/38	16,435,996
3,975	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	4,914,913
7,245	France Telecom SA (France)	8.500	03/01/31	9,121,477
3,000	GTE Corp.	7.510	04/01/09	3,011,223
3,610	SBC Communications, Inc.	6.150	09/15/34	3,722,415
9,285	Telecom Italia Capital SA (Luxembourg)	4.000	01/15/10	8,544,261
1,575	Telecom Italia Capital SA (Luxembourg)	4.875	10/01/10	1,425,948
2,605	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	2,116,706
10,015	Telefonica Europe (Netherlands)	8.250	09/15/30	11,760,184
10,980	Verizon Communications, Inc.	5.500	02/15/18	10,579,647
2,545	Verizon Communications, Inc.	8.950	03/01/39	3,297,506
365	Verizon New England, Inc.	6.500	09/15/11	362,547

				81,451,812

	Total Corporate Bonds 9.5%			1,113,994,725

	Convertible Corporate Obligations 9.3% Advertising 0.1%
18,267	Interpublic Group of Cos., Inc.	4.250	03/15/23	11,942,051

	Aerospace & Defense 0.5%
54,000	L-3 Communications Corp.	3.000	08/01/35	54,000,000

	Airlines 0.4%
27,225	AMR Corp.	4.500	02/15/24	26,544,375
32,000	UAL Corp.	4.500	06/30/21	14,928,000

				41,472,375

	Biotechnology 1.6%
72,500	Amgen, Inc.	0.375	02/01/13	69,328,125
72,500	Amgen, Inc. (b)	0.375	02/01/13	69,328,125
45,000	Invitrogen Corp.	1.500	02/15/24	33,975,000
13,636	Invitrogen Corp.	3.250	06/15/25	11,658,780

				184,290,030

	Broadcasting & Cable TV 0.2%
27,546	Liberty Media LLC	3.125	03/30/23	19,901,985
21,235	Sinclair Broadcast Group, Inc.	6.000	09/15/12	9,768,100

				29,670,085

	Communications Equipment 0.2%
34,000	JDS Uniphase Corp. (b)	1.000	05/15/26	18,530,000

	Computer Storage & Peripherals 0.1%
9,000	NetApp, Inc. (b)	1.750	06/01/13	6,851,250

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Data Processing & Outsourced Services 0.3%
$31,993	DST Systems, Inc., Ser A (e)	4.125/0.000%	08/15/23	$30,753,271

	Electric Utilities 0.5%
2,000	Centerpoint Energy, Inc. (d)	2.000	09/15/29	27,000,000
10,065	PG & E Corp.	9.500	06/30/10	26,194,162

				53,194,162

	Entertainment 0.4%
52,703	International Game Technology	2.600	12/15/36	50,067,850

	Environmental & Facilities Services 0.2%
22,000	Allied Waste Industries, Inc.	4.250	04/15/34	19,800,000

	Health Care 0.7%
27,161	Affymetrix, Inc.	3.500	01/15/38	10,626,741
46,059	LifePoint Hospitals, Inc.	3.500	05/15/14	31,377,694
62,100	Mylan Labs, Inc.	1.250	03/15/12	45,954,000

				87,958,435

	Health Care Equipment 0.6%
22,700	Advanced Medical Optics, Inc.	2.500	07/15/24	18,500,500
45,000	Advanced Medical Optics, Inc.	3.250	08/01/26	15,975,000
44,469	Medtronic, Inc.	1.500	04/15/11	41,578,515

				76,054,015

	Health Care Services 0.3%
66,278	Omnicare, Inc.	3.250	12/15/35	37,529,918

	Industrial Conglomerates 0.4%
64,000	3M Co., LYON	*	11/21/32	47,040,000

	Internet Software & Services 0.2%
28,864	Symantec Corp.	0.750	06/15/11	27,420,800

	Media—Noncable 0.2%
24,129	Omnicom Group, Inc.	*	07/31/32	23,133,679

	Oil Field Services 0.1%
17,001	Cooper Cameron Corp.	2.500	06/15/26	16,873,492

	Paper Packaging 0.3%
43,830	Sealed Air Corp. (b)	3.000	06/30/33	39,666,150

	Pharmaceuticals 0.6%
30,043	Allergan, Inc.	1.500	04/01/26	30,230,769
40,000	Watson Pharmaceuticals, Inc.	1.750	03/15/23	37,400,000

				67,630,769

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Photographic Products 0.3%
$50,000	Eastman Kodak Co.	3.375%	10/15/33	$40,562,500

	Regional Banks 0.0%
1,786	National City Corp.	4.000	02/01/11	1,600,703

	Semiconductors 0.2%
40,978	Xilinx, Inc. (b)	3.125	03/15/37	28,018,708

	Technology 0.9%
20,000	Cadence Design Systems, Inc.	1.375	12/15/11	12,600,000
22,000	Cadence Design Systems, Inc.	1.500	12/15/13	10,065,000
35,490	Interpublic Group of Cos., Inc. (b)	4.750	03/15/23	20,628,562
36,420	Linear Technology Corp. (b)	3.000	05/01/27	26,541,075
36,428	Lucent Technologies, Inc., Ser B	2.875	06/15/25	17,166,695
46,672	SanDisk Corp.	1.000	05/15/13	18,902,160

				105,903,492

	Total Convertible Corporate Obligations 9.3%			1,099,963,735

	United States Treasury Obligations 9.3%
19,605	United States Treasury Bonds	4.500	05/15/38	26,763,903
9,450	United States Treasury Bonds	6.250	08/15/23	12,891,870
133,450	United States Treasury Bonds	6.750	08/15/26	201,321,869
32,362	United States Treasury Bonds	8.000	11/15/21	49,079,012
104,525	United States Treasury Bonds	8.125	08/15/21	159,008,656
5,015	United States Treasury Bonds	8.750	05/15/17	7,381,453
23,665	United States Treasury Bonds	8.750	08/15/20	36,950,697
12,191	United States Treasury Bonds	8.875	08/15/17	18,152,216
9,024	United States Treasury Bonds	8.875	02/15/19	13,875,817
28,536	United States Treasury Bonds	9.000	11/15/18	44,083,668
2,005	United States Treasury Bonds	9.125	05/15/18	3,101,328
21,200	United States Treasury Notes	1.500	10/31/10	21,522,982
26,000	United States Treasury Notes	2.125	01/31/10	26,484,458
84,000	United States Treasury Notes	2.875	06/30/10	87,015,516
33,000	United States Treasury Notes	3.125	04/15/09	33,284,889
25,000	United States Treasury Notes	3.125	11/30/09	25,627,950
15,000	United States Treasury Notes	3.375	10/15/09	15,366,225
8,513	United States Treasury Notes	3.750	11/15/18	9,639,636
2,250	United States Treasury Notes	4.250	01/15/11	2,420,861
148,860	United States Treasury Notes	4.500	02/28/11	161,001,468
133,000	United States Treasury Notes	6.500	02/15/10	141,904,882

	Total United States Treasury Obligations 9.3%			1,096,879,356

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 1.7%
$23,000	Federal Home Loan Mortgage Corp., January (f)	5.000%	TBA	$23,506,713
42,000	Federal National Mortgage Association, January (f)	4.500	TBA	42,577,500
65,350	Federal National Mortgage Association, January (f)	5.000	TBA	66,728,493
68,500	Federal National Mortgage Association, January (f)	5.500	TBA	70,223,186

	Total Mortgage Backed Securities 1.7% ..			203,035,892

	Asset Backed Securities 0.6%
15,466	Capital Auto Receivables Asset Trust (c)	1.255	07/15/10	14,434,926
13,799	Capital Auto Receivables Asset Trust	4.980	05/15/11	13,566,207
4,502	Capital One Auto Finance Trust	5.070	07/15/11	4,365,938
1,362	Caterpillar Financial Asset Trust	5.570	05/25/10	1,361,783
6,148	CIT Equipment	5.070	02/20/10	6,129,035
1,229	CNH Equipment Trust	5.200	06/15/10	1,227,971
975	Ford Credit Auto Owner Trust	5.050	03/15/10	972,747
12,343	Ford Credit Auto Owner Trust	5.260	10/15/10	12,241,576
7,904	GS Auto Loan Trust	5.370	12/15/10	7,841,635
2,899	Harley-Davidson Motorcycle Trust	3.560	02/15/12	2,807,772
5,360	Harley-Davidson Motorcycle Trust	4.070	02/15/12	5,233,032
3,567	Hertz Vehicle Financing LLC (b)	4.930	02/25/10	3,544,145

	Total Asset Backed Securities 0.6%			73,726,767

	Foreign Government Obligations 0.3%
16,195	Brazilian Government International Bond (Brazil)	6.000	01/17/17	16,802,313
4,245	Korea Railroad Corp. (Republic of Korea (South Korea)) (b)	5.375	05/15/13	3,564,709
10,450	Mexico Government International Bond (Mexico)	5.625	01/15/17	10,502,250

	Total Foreign Government Obligations 0.3%			30,869,272

	Adjustable Rate Mortgage Backed Securities 0.2%
21,098	Federal National Mortgage Association (c)	4.912	05/01/36	19,898,645

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations 0.0%
$3,811	Residential Accredit Loans, Inc. (c) (g) (h)	1.021%	05/25/47	$27,568

	Total Long-Term Investments 92.8% (Cost $12,428,764,221)			10,912,330,041

Description	Contracts	Expiration Date	Exercise Price	Value

Purchased Options 0.1%
90-Day EuroDollar Futures Call, March, 2010 (Cost $2,458,819)	2,724	3/20/10	97.750	$6,333,300

Description				Value

Short-Term Investments 8.4% Repurchase Agreements 5.6%
Banc of America Securities ($73,811,634 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $73,811,675)				$73,811,634
Banc of America Securities ($204,021,595 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.03%, dated 12/31/08, to be sold on 01/02/09 at $204,021,934)				204,021,595
Citigroup Global Markets, Inc. ($77,970,036 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 12/31/08, to be sold on 01/02/09 at $77,970,253)				77,970,036
Citigroup Global Markets, Inc. ($220,915,102 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/08, to be sold on 01/02/09 at $220,915,225)				220,915,102
JPMorgan Chase & Co. ($77,970,036 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.02%, dated 12/31/08, to be sold on 01/02/09 at $77,970,123)				77,970,036

Total Repurchase Agreements 5.6%				654,688,403

United States Government Agency Obligations 2.8%
Federal Home Loan Bank Discount Notes ($64,500,000 par, yielding 0.061%, 01/12/09 maturity)				64,500,451
Federal Home Loan Bank Discount Notes ($50,000,000 par, yielding 0.092%, 02/11/09 maturity)				50,000,850
Federal Home Loan Mortgage Corp. Discount Notes ($75,000,000 par, yielding 0.101%, 03/04/09 maturity)				74,994,300
Federal Home Loan Mortgage Corp. Discount Notes ($50,000,000 par, yielding 0.305%, 06/01/09 maturity)				49,942,700

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Description	Value

United States Government Agency Obligations (Continued)
Federal National Mortgage Association Discount Notes ($30,480,000 par, yielding 0.178%, 03/11/09 maturity)	$30,477,409
Federal National Mortgage Association Discount Notes ($45,500,000 par, yielding 0.274%, 06/02/09 maturity)	45,447,538
United States Treasury Bill ($14,545,000 par, yielding 0.590%, 01/15/09 maturity) (i)	14,541,717
United States Treasury Bill ($3,180,000 par, yielding 0.081%, 05/15/09 maturity) (i)	3,179,059

Total United States Government Agency Obligations 2.8%	333,084,024

Total Short-Term Investments 8.4% (Cost $987,772,427)	987,772,427

Total Investments 101.3% (Cost $13,418,995,467)	11,906,435,768

Liabilities in Excess of Other Assets (1.3%)	(147,731,381)

Written Options 0.0%	(3,932,775)

Net Assets 100.0%	$11,754,771,612

Percentages are calculated as a percentage of net assets.

Security with total market value equal to $25,241,169 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

*	Zero coupon bond

(a)	Non-income producing security.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Floating Rate Coupon

(d)	Variable Rate Coupon

(e)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.

(f)	Security purchased on a when-issued, delayed delivery, or forward commitment basis.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h)	Security has been deemed illiquid.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

(i)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

ADR—American Depositary Receipt
LYON—Liquid Yield Option Note
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Futures contracts outstanding as of December 31, 2008:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, March 2009 (Current Notional Value of $218,063 per contract)	925	$1,373,744
U.S. Treasury Notes 5-Year Futures, March 2009 (Current Notional Value of $119,055 per contract)	3,433	6,051,137
U.S. Treasury Notes 10-Year Futures, March 2009 (Current Notional Value of $125,750 per contract)	549	(1,082,469)

Total Long Contracts:	4,907	6,342,412

Short Contracts:
Interest Rate Swap 10-Year Futures, March 2009 (Current Notional Value of $129,469 per contract)	4,393	$(10,976,130)
U.S. Treasury Bond Futures, March 2009 (Current Notional Value of $138,047 per contract)	1,652	(20,086,644)

Total Short Contracts:	6,045	(31,062,774)

Total Futures Contracts	10,952	$(24,720,362)

Written options outstanding as of December 31, 2008:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premiums	Value

90-Day EuroDollar Futures Call, March, 2010	$98.250	03/20/10	2,724	$(1,354,782)	$(3,932,775)

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Portfolio of Investments  ■  December 31, 2008  continued

Swap agreements outstanding as of December 31, 2008:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A	Sealed Air Corp.	Buy	1.120%	03/20/18	$1,540	$0	$347,992	BBB
JPMorgan Chase Bank, N.A	Nordstrom, Inc.	Buy	1.070	03/20/18	4,875	0	1,054,852	A

Total Credit Default Swaps					$6,415	$0	$1,402,844

*	Credit rating as issued by Standard and Poor’s.

Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.671%	12/24/17	$35,000	$6,185,285
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.443	08/20/17	215,000	53,173,278
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.680	08/03/37	63,000	37,466,925
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.686	08/03/37	80,000	47,670,139

Total Interest Rate Swaps						$144,495,627

Swap Collateral Received From Counterparty

Bank of America, N.A.	(297,000)
JP Morgan Chase Bank, N.A.	(148,940,000)

Total Swap Collateral Received	$(149,237,000)

Total Swap Agreements	$(3,338,529)

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total Investments (Cost $13,418,995,467)	$11,906,435,768
Cash	41,703,359
Receivables:
Fund Shares Sold	51,803,167
Interest	39,109,816
Investments Sold	17,296,371
Dividends	14,635,485
Variation Margin on Futures	8,364,828
Distributor	2,217,739
Swap Contracts	50,992
Other	687,633

Total Assets	12,082,305,158

Liabilities:
Payables:
Investments Purchased	235,242,456
Fund Shares Repurchased	72,001,740
Written Options, at value (premiums received of $1,354,782)	3,932,775
Investment Advisory Fee	3,441,305
Affiliates	2,128,622
Swap Contracts	3,389,521
Trustees’ Deferred Compensation and Retirement Plans	757,164
Accrued Expenses	6,639,963

Total Liabilities	327,533,546

Net Assets	$11,754,771,612

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$14,465,072,369
Net Unrealized Depreciation	(1,393,959,583)
Accumulated Undistributed Net Investment Income	(26,087,660)
Accumulated Net Realized Loss	(1,290,253,514)

Net Assets	$11,754,771,612

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $8,214,093,384 and 1,273,666,271 shares of beneficial interest issued and outstanding)	$6.45

Maximum sales charge (5.75%* of offering price)	0.39

Maximum offering price to public	$6.84

Class B Shares:
Net asset value and offering price per share (Based on net assets of $1,693,758,365 and 267,610,178 shares of beneficial interest issued and outstanding)	$6.33

Class C Shares:
Net asset value and offering price per share (Based on net assets of $1,340,367,443 and 210,665,678 shares of beneficial interest issued and outstanding)	$6.36

Class R Shares:
Net asset value and offering price per share (Based on net assets of $148,398,589 and 22,910,060 shares of beneficial interest issued and outstanding)	$6.48

Class I Shares:
Net asset value and offering price per share (Based on net assets of $358,153,831 and 55,522,263 shares of beneficial interest issued and outstanding)	$6.45

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $7,324,650)	$299,096,280
Interest	235,608,006

Total Income	534,704,286

Expenses:
Investment Advisory Fee	55,717,954
Distribution (12b-1) and Service Fees
Class A	27,491,338
Class B	5,753,771
Class C	17,865,953
Class R	912,714
Transfer Agent Fees	24,079,406
Custody	505,762
Accounting and Administrative Expenses	2,063,002
Professional Fees	500,724
Reports to Shareholders	1,612,534
Trustees’ Fees and Related Expenses	323,825
Registration Fees	255,877
Other	404,643

Total Expenses	137,487,503
Less Credits Earned on Cash Balances	96,661

Net Expenses	137,390,842

Net Investment Income	$397,313,444

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(1,225,031,510)
Futures	(51,968,677)
Written Options	(1,069,862)
Foreign Currency Transactions	(181,036)
Swap Contracts	45,625,108

Net Realized Loss	(1,232,625,977)

Unrealized Appreciation/Depreciation:
Beginning of the Period	2,156,491,089

End of the Period:
Investments	(1,512,559,699)
Written Options	(2,577,993)
Futures	(24,720,362)
Swap Contracts	145,898,471

(1,393,959,583)

Net Unrealized Depreciation During the Period	(3,550,450,672)

Net Realized and Unrealized Loss	$(4,783,076,649)

Net Decrease in Net Assets From Operations	$(4,385,763,205)

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$397,313,444	$416,063,639
Net Realized Gain/Loss	(1,232,625,977)	689,328,042
Net Unrealized Depreciation During the Period	(3,550,450,672)	(543,523,921)

Change in Net Assets from Operations	(4,385,763,205)	561,867,760

Distributions from Net Investment Income:
Class A Shares	(311,097,826)	(314,136,752)
Class B Shares	(67,418,301)	(60,605,068)
Class C Shares	(39,897,038)	(38,938,060)
Class R Shares	(4,776,162)	(3,874,901)
Class I Shares	(12,268,513)	(7,530,076)

	(435,457,840)	(425,084,857)

Distributions from Net Realized Gain:
Class A Shares	(9,737,846)	(516,851,742)
Class B Shares	(2,204,383)	(120,623,203)
Class C Shares	(1,736,510)	(92,742,571)
Class R Shares	(154,420)	(7,474,228)
Class I Shares	(327,844)	(14,154,458)

	(14,161,003)	(751,846,202)

Total Distributions	(449,618,843)	(1,176,931,059)

Net Change in Net Assets from Investment Activities	(4,835,382,048)	(615,063,299)

From Capital Transactions:
Proceeds from Shares Sold	2,256,739,415	4,004,331,761
Net Asset Value of Shares Issued Through Dividend Reinvestment	410,686,331	1,069,792,980
Cost of Shares Repurchased	(5,308,254,206)	(3,677,172,713)

Net Change in Net Assets from Capital Transactions	(2,640,828,460)	1,396,952,028

Total Increase/Decrease in Net Assets	(7,476,210,508)	781,888,729
Net Assets:
Beginning of the Period	19,230,982,120	18,449,093,391

End of the Period (Including accumulated undistributed net investment income of $(26,087,660) and $(6,395,420), respectively)	$11,754,771,612	$19,230,982,120

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class A Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$8.84	$9.12		$8.68		$8.62	$7.90

Net Investment Income	0.20 (a)	0.22	(a)	0.20	(a)	0.17	0.16
Net Realized and Unrealized Gain/Loss	(2.36)	0.08		0.86		0.49	0.75

Total from Investment Operations	(2.16)	0.30		1.06		0.66	0.91

Less:
Distributions from Net Investment Income	0.22	0.22		0.20		0.18	0.18
Distributions from Net Realized Gain	0.01	0.36		0.42		0.42	0.01

Total Distributions	0.23	0.58		0.62		0.60	0.19

Net Asset Value, End of the Period	$6.45	$8.84		$9.12		$8.68	$8.62

Total Return (b)	-24.78%	3.26%		12.53%		7.81%	11.77%
Net Assets at End of the Period (In millions)	$8,214.1	$13,332.5		$12,604.9		$10,376.7	$7,737.1
Ratio of Expenses to Average Net Assets	0.79%	0.76%		0.78%		0.78%	0.80%
Ratio of Net Investment Income to Average Net Assets	2.59%	2.32%		2.29%		1.98%	1.97%
Portfolio Turnover	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class B Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$8.68		$8.97		$8.55		$8.49	$7.79

Net Investment Income	0.20	(a)	0.17	(a)	0.13	(a)	0.11	0.10
Net Realized and Unrealized Gain/Loss	(2.32)		0.08		0.84		0.49	0.73

Total from Investment Operations	(2.12)		0.25		0.97		0.60	0.83

Less:
Distributions from Net Investment Income	0.22		0.18		0.13		0.12	0.12
Distributions from Net Realized Gain	0.01		0.36		0.42		0.42	0.01

Total Distributions	0.23		0.54		0.55		0.54	0.13

Net Asset Value, End of the Period	$6.33		$8.68		$8.97		$8.55	$8.49

Total Return (b)	–24.78%	(c)	2.71%	(c)	11.66%		7.15%	10.85%
Net Assets at End of the Period (In millions)	$1,693.8		$2,978.3		$3,270.4		$3,222.1	$3,076.3
Ratio of Expenses to Average Net Assets	0.79%	(c)	1.25%	(c)	1.53%		1.53%	1.55%
Ratio of Net Investment Income to Average Net Assets	2.59%	(c)	1.83%	(c)	1.54%		1.22%	1.21%
Portfolio Turnover	56%		35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class C Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$8.72		$9.01		$8.58		$8.52	$7.82

Net Investment Income	0.14	(a)	0.14	(a)	0.14	(a)	0.11	0.10
Net Realized and Unrealized Gain/Loss	(2.32)		0.08		0.84		0.49	0.73

Total from Investment Operations	(2.18)		0.22		0.98		0.60	0.83

Less:
Distributions from Net Investment Income	0.17		0.15		0.13		0.12	0.12
Distributions from Net Realized Gain	0.01		0.36		0.42		0.42	0.01

Total Distributions	0.18		0.51		0.55		0.54	0.13

Net Asset Value, End of the Period	$6.36		$8.72		$9.01		$8.58	$8.52

Total Return (b)	–25.33%	(c)	2.41%		11.73%		7.12%	10.81%
Net Assets at End of the Period (In millions)	$1,340.4		$2,333.4		$2,267.4		$1,968.8	$1,561.6
Ratio of Expenses to Average Net Assets	1.50%	(c)	1.51%		1.53%		1.53%	1.55%
Ratio of Net Investment Income to Average Net Assets	1.88%	(c)	1.57%		1.54%		1.22%	1.22%
Portfolio Turnover	56%		35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended December 31,
Class R Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$8.87	$9.16		$8.72		$8.65	$7.93

Net Investment Income	0.18 (a)	0.19	(a)	0.18	(a)	0.15	0.15
Net Realized and Unrealized Gain/Loss	(2.36)	0.08		0.86		0.50	0.74

Total from Investment Operations	(2.18)	0.27		1.04		0.65	0.89

Less:
Distributions from Net Investment Income	0.20	0.20		0.18		0.16	0.16
Distributions from Net Realized Gain	0.01	0.36		0.42		0.42	0.01

Total Distributions	0.21	0.56		0.60		0.58	0.17

Net Asset Value, End of the Period	$6.48	$8.87		$9.16		$8.72	$8.65

Total Return (b)	–24.89%	2.87%		12.20%		7.65%	11.45%
Net Assets at End of the Period (In millions)	$148.4	$192.9		$151.8		$101.8	$40.8
Ratio of Expenses to Average Net Assets	1.04%	1.01%		1.03%		1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.07%		2.04%		1.73%	1.72%
Portfolio Turnover	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

							December 22, 2004
							(Commencement
	Year Ended December 31,						of Operations) to
Class I Shares	2008	2007		2006		2005	December 31, 2004

Net Asset Value, Beginning of the Period	$8.84	$9.12		$8.69		$8.61	$8.58

Net Investment Income	0.22 (a)	0.24	(a)	0.23	(a)	0.17	0.00 (c)
Net Realized and Unrealized Gain/Loss	(2.36)	0.08		0.84		0.53	0.03

Total from Investment Operations	(2.14)	0.32		1.07		0.70	0.03

Less:
Distributions from Net Investment Income	0.24	0.24		0.22		0.20	-0-
Distributions from Net Realized Gain	0.01	0.36		0.42		0.42	-0-

Total Distributions	0.25	0.60		0.64		0.62	-0-

Net Asset Value, End of the Period	$6.45	$8.84		$9.12		$8.69	$8.61

Total Return (b)	–24.60%	3.52%		12.68%		8.33%	0.35% *
Net Assets at End of the Period (In millions)	$358.1	$392.8		$154.7		$58.7	$1.5
Ratio of Expenses to Average Net Assets	0.54%	0.51%		0.53%		0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	2.85%	2.57%		2.53%		2.17%	1.20%
Portfolio Turnover	56%	35%		39%		38%	42%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Amount is less than $.01 per share.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008

1. Significant Accounting Policies
Van Kampen Equity and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1—Quoted Prices	$6,577,552,164	$(28,653,137)
Level 2—Other Significant Observable Inputs	5,328,856,036	145,898,470
Level 3—Significant Unobservable Inputs	27,568	-0-

Total	$11,906,435,768	$117,245,333

*	Other financial instruments include futures, forwards, written options and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 12/31/07	$-0-
Accrued Discounts/Premiums	301
Realized Gain/Loss	(6,294,217)
Change in Unrealized Appreciation/Depreciation	(2,392,276)
Net Purchases/Sales	(3,600,377)
Net Transfers in and/or out of Level 3	12,314,137

Balance as of 12/31/08	$27,568

Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 12/31/08	$(2,392,276)

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during the period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At December 31, 2008, the Fund had $200,430,266 of when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $748,794,735 which will expire on December 31, 2016.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

At December 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$13,461,942,060

Gross tax unrealized appreciation	839,369,481
Gross tax unrealized depreciation	(2,394,875,773)

Net tax unrealized depreciation on investments	$(1,555,506,292)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$435,457,840	$525,312,873
Long-term capital gain	14,161,003	651,618,186

	$449,618,843	$1,176,931,059

Permanent differences, primarily due to the Fund’s accretion and amortization, net realized gains/losses on swap contracts and paydowns on mortgage backed securities resulted in the following reclassification among the Fund’s components of net assets at December 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$18,452,156	$(18,452,156)	$-0-

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,440,857

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post-October losses of $541,356,670, which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized on securities for tax purposes but not for book on December 31, 2008.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

F. Credits Earned on Cash Balances During the year ended December 31, 2008, the Fund’s custody fee was reduced by $96,661 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amount arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	.50%
Next $100 million	.45%
Next $100 million	.40%
Over $350 million	.35%

For the year ended December 31, 2008, the Fund recognized expenses of approximately $456,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended December 31, 2008, the Fund recognized expenses of approximately $778,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2008, the Fund recognized expenses of approximately $5,985,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $465,500 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,866,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $4,334,200. Sales charges do not represent expenses of the Fund. For the year ended December 31, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co. Inc., an affiliate of the Adviser, totaling $160, 949.

3. Capital Transactions
For the years ended December 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	209,752,460	$1,632,378,217	310,081,986	$2,878,607,087
Class B	20,444,876	156,684,986	32,731,195	298,720,484
Class C	22,766,621	174,710,806	46,787,341	428,968,350
Class R	11,383,764	90,560,554	11,462,480	106,893,500
Class I	26,999,012	202,404,852	31,106,737	291,142,340

Total Sales	291,346,733	$2,256,739,415	432,169,739	$4,004,331,761

Dividend Reinvestment:
Class A	40,048,573	$302,283,375	86,621,262	$780,049,021
Class B	8,744,988	64,763,050	18,924,102	167,183,956
Class C	4,593,803	34,171,381	12,057,386	107,032,815
Class R	519,488	3,913,802	980,211	8,858,068
Class I	743,947	5,554,723	741,582	6,669,120

Total Dividend Reinvestment	54,650,799	$410,686,331	119,324,543	$1,069,792,980

Repurchases:
Class A	(485,002,634)	$(3,687,403,278)	(269,776,125)	$(2,508,279,980)
Class B	(104,834,921)	(783,122,460)	(73,117,260)	(667,759,789)
Class C	(84,462,156)	(633,567,762)	(42,833,270)	(392,637,159)
Class R	(10,732,968)	(82,103,959)	(7,275,490)	(67,924,223)
Class I	(16,669,258)	(122,056,747)	(4,354,707)	(40,571,562)

Total Repurchases	(701,701,937)	$(5,308,254,206)	(397,356,852)	$(3,677,172,713)

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended December 31, 2008, the Fund received redemption fees of approximately $40,800, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $6,047,135,468 and $7,413,995,111, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $2,399,866,648 and $3,474,508,762, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the fund.

A. Futures Contract A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund’s effective maturity and duration. The Fund may also invest in futures contracts on stock indices. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund’s overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

Transactions in futures contracts for the year ended December 31, 2008, were as follows:

Contracts

Outstanding at December 31, 2007	5,945
Futures Opened	85,422
Futures Closed	(80,415)

Outstanding at December 31, 2008	10,952

B. Option Contracts An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2007	-0-	$-0-
Options written	9,613	4,781,026
Options terminated in closing purchase transactions	(6,889)	(3,426,244)
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at December 31, 2008	2,724	$1,354,782

C. Swaps The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (“FSP FAS 133-1 and FIN 45-4”), effective December 31, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

7. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Van Kampen Equity and Income Fund
Notes to Financial Statements  ■  December 31, 2008  continued

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor has been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen Equity and Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Equity and Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity and Income Fund (the Fund), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity and Income Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2009

Van Kampen Equity and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2008. For corporate shareholders, 59% of the distributions qualify for the dividends received deduction. The Fund designated and paid $14,161,003 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $301,482,817 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Equity and Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	84	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Equity and Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser since July 2004. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

Van Kampen Equity and Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age	Held with	Time	Principal Occupation(s)
and Address of Officer	Fund	Served	During Past 5 Years

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Equity and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

25, 125, 225, 625, 525
EQIANN 2/09
IU09-00607P-Y12/08

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$37,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$2,800	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$2,800		$1,088,685

Total	$40,100		$1,088,685
2007

	Registrant		Covered Entities(1)
Audit Fees	$33,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$731,800	(2)
Tax Fees	$2,575	(3)	$59,185	(4)
All Other Fees	$0		$211,105	(6)
Total Non-Audit Fees	$2,575		$1,002,090

Total	$36,175		$1,002,090

N/A— Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(6)

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity and Income Fund

By:	/s/ Edward C. Wood III

	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
Date: February 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

	Name:	Edward C. Wood III
	Title:	Principal Executive Officer
Date: February 19, 2009

By:	/s/ Stuart N. Schuldt

	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer
Date: February 19, 2009